Accounts receivable	6 Months Ended
Jun. 30, 2025
Trade and other receivables [abstract]
Accounts receivable	Accounts receivable
The following table presents the trade receivable and accrued contract revenue less the expected credit loss (in USD thousands):

	June 30, 2025	December 31, 2024
Trade receivable	$9,463	$7,088
Accrued contract revenue	761	742
Allowance for expected credit losses	(719)	(394)
Net accounts receivable	$9,505	$7,436
The Company records increases to, reversals of, and write-offs of the allowance for expected credit losses as “Selling and Marketing” expenses within its interim condensed consolidated statements of loss. The following table provides a reconciliation of the allowance for expected credit losses for the six months ended June 30, 2025 and 2024, that is deducted from the gross carrying amount of accounts receivable to present the net amount expected to be collected (in USD thousands):

	2025	2024
As of January 1	$394	$1,181
Increase	387	61
Reversals	(135)	(95)
Write-off	2	(36)
Currency translation adjustments	71	(62)
As of June 30	$719	$1,049

As of June 30, 2025 and December 31, 2024, the Company’s largest customer’s balance represented 17% and 18% of accounts receivable, respectively. All customer balances that individually exceeded 1% of accounts receivable in aggregate amounted to $5.9 million and $5.0 million as of June 30, 2025 and December 31, 2024, respectively.